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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of1934

                          Date of Report: December 31, 1999

                        COMMISSION FILE NUMBER: 000-27371

                           SENIOR CARE INDUSTRIES, INC.
              ----------------------------------------------------
              Exact name of Registrant as specified in its charter

          Nevada                                                 88-0221599
          --------                                               ----------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

410 S. Broadway, 2nd Floor, Laguna Beach, CA                   92651
Address of principal executive offices                        Zip Code

Registrant's telephone number, including area code:  (949) 376-8575

Former name, former address and former fiscal year, if changed since last report:

      NONE

INTRODUCTORY NOTE

This Form 8-K may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. The Company intends that such forward-looking statements be subject to the safe harbors created by such statutes. The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. Accordingly, to the extent that this Annual Report contains forward-looking statements regarding the financial condition, operating results, business prospects or any other aspect of the Company, please be advised that the Company's actual financial condition, operating results and business performance may differ materially from that projected or estimated by the Company in forward-looking statements. The differences may be caused by a variety of factors, including but not limited to adverse economic conditions, intense competition, including intensification of price competition and entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, lower sales and revenues than forecast, loss of customers, customer returns of products sold to them by the Company, disadvantageous currency exchange rates, termination of contracts, loss of suppliers, technological obsolescence of the Company's products, technical problems with the Company's products, price increases for supplies and components, inability to raise prices, failure to obtain new customers, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses that result in operating losses or that do not perform as anticipated, resulting in unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out marketing and sales plans, loss or retirement of key executives, changes in interest rates, inflationary factors, and other specific risks that may be alluded to in this Annual Report or in other reports issued by the Company. In addition, the business and operations of the Company are subject to substantial risks which increase the uncertainty inherent in the forward-looking statements. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives or plans of the Company will be achieved

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ITEM 1:  NOTICE REGARDING CHANGE OF OFFICERS AND DIRECTORS:

The corporation advises that effective April 1, 2000, Thomas Reichman resigned as President and Director of the corporation in order to take a new full time position at Rubber Technology, Inc.

The Board of Directors following receipt of the resignation, met on the same day and voted unanimously to name Stephen Reeder as President of the corporation. Mr. Reeder will continue to be Chief Operating Officer.

Additionally, the Board voted to replace Mr. Reichman's position on the Board of Directors with David Anthony Edwards and additionally named John Frederick Tanner to the Board until the next annual meeting of shareholders.

David Anthony Edwards resides in London, England and is in the international antiques importing business. He was born in London in 1948 and attended school at St. Georges. He was for many years the owner and operator of six major licensed premises in London. He is now retired from that business and spends most of his time in charitable endeavors including acting as trustee and vice-chair of the national charity for children suffering from cancer, the Lennox Appeal, is a member of the Sudbury Rugby Football Club and trustee of the Mountview Drama School.

John Frederick Tanner was born in 1964 in Dublin, Ireland, was educated at the Delasalle Brother's School, embarked on a career in hotel management after attending the Royal Marine Hotel Management Course. He presently resides in East Anglia in the United Kingdom and maintains a large stable of horses, trains horses and is a member of the British Show Hack & Riding Association and the British Sports Horse Society. He competes in various horse shows and rides the hunt with the Thorlow in Suffock and, has been awarded a number of hunt buttons by four other hunts in the British Isles.

He presently is also in the antique business, has developed a serious interest in architecture and design. After rebuilding and remodeling Westgate House in Long Melford, he found himself rebuilding and redesigning houses of significance in England, Ireland, Spain and Germany.

During a subsequent meeting of the Board on April 18, 2000, the Board voted to form an in-house legal division and named John W. Cruickshank as Senior Vice President in charge of the legal division.

Mr. Cruickshank is a graduate of the University of Vermont and Boston College Law School and comes to the company with over 30 years of legal experience. He comes to Senior Care from Lawrence R. Young & Associates, P.C., general counsel to Senior Care, where Mr. Cruickshank has acted as a consultant to that law firm over the last several years.




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ITEM 2:  CONFLICTS OF INTEREST

Certain conflicts of interest exist between the Company and its officers and directors. They have other business interests to which they devote attention, and they may be expected to continue to do so although management time should be devoted to the business of the Company. As a result, conflicts of interest may arise that can be resolved only through exercise of such judgment as is consistent with their fiduciary duties to the Company.

Additionally, John W. Cruickshank, is a beneficial owner of Defined Holding Corporation the agent for Public Securities Services, Inc. which obtained 50,000 shares of stock in the Company and acted as a Selling Shareholder under the terms of an S-8 Registration after that company acquired the shares pursuant to a compensatory benefit plan with Senior Care for legal and consulting services that company provided to Senior Care. Mr. Cruickshank is an officer and director of Public Securities Services, Inc. and Defined Holding Corporation and will continue to devote attention to those companies. As a result, conflicts of interest may arise that can be resolved only through exercise of such judgment as is consistent with his fiduciary duties to Senior Care.


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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                  Senior Care Industries, Inc.
                                                  (Registrant)

                                                  /S/ Stephen Reeder
                                                  ------------------
                                                  By: Stephen Reeder
Chairman of the Board of Directors
Date: April 20, 2000